                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-881
                                  ---------------------------------------------

                            Columbia Funds Trust III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: August 31, 2004
                        --------------------------
Date of reporting period: February 29, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[GRAPHIC]

COLUMBIA FEDERAL
SECURITIES FUND

SEMIANNUAL REPORT
FEBRUARY 29, 2004


[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

FUND PROFILE                                       1

PERFORMANCE INFORMATION                            2

ECONOMIC UPDATE                                    3

PORTFOLIO MANAGERS' REPORT                         4

FINANCIAL STATEMENTS                               6

   INVESTMENT PORTFOLIO                            7

   STATEMENT OF ASSETS AND LIABILITIES            13

   STATEMENT OF OPERATIONS                        14

   STATEMENT OF CHANGES IN NET ASSETS             15

   NOTES TO FINANCIAL STATEMENTS                  17

   FINANCIAL HIGHLIGHTS                           22

IMPORTANT INFORMATION ABOUT THIS REPORT           26

COLUMBIA FUNDS                                    27


Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

NOT FDIC       MAY LOSE VALUE
INSURED      NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                COLUMBIA FEDERAL SECURITIES FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As as a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

There are no immediate changes planned for fund names, product lines, or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Trustees has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

   - elected an independent trustee to chair the twelve-person board. In addition, each committee of the board is comprised of trustees who are completely independent of the advisor and its affiliates.

   - appointed a chief compliance officer of the Columbia funds, who reports directly to each fund's audit committee. Trustees were also assigned to four separate investment oversight committees, each better able to monitor performance of individual funds.

   - voted to double the required investment by each trustee in the Columbia funds -- to further align the interests of the trustees with those of our fund shareholders. At the same time, new policies were instituted requiring all investment personnel and trustees to hold their Columbia fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by a board designated committee).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of your Columbia fund. The "Economic Update" provides an overview of the investing environment during the past six months. In the "Portfolio Managers' Report," your fund's management team discusses investment performance and the impact of decisions made during the period. This discussion is followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

If you have any questions about your account, please feel free to call Columbia's shareholder services department at 800-345-6611.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton


Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                COLUMBIA FEDERAL SECURITIES FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

AVERAGE LIFE BREAKDOWN
AS OF 02/29/04 (%)

1-5 years             75.8
5-10 years            17.3
10-20 years            4.3
20+ years              2.6

SECTOR BREAKDOWN AS OF 02/29/04 (%)

Agency MBS            53.4
Treasuries            37.2
Non-agency MBS/ABS     5.5
Corporate debt         3.5
Agency debt            0.4

Average life is the expected maturity of a bond and is calculated as a percentage of senior securities. Sector breakdown is calculated as a percentage of senior securities, excluding short-term obligations.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 02/29/2004.

[SIDENOTE]

SUMMARY

- For the six-month period that ended February 29, 2004, the fund's class A shares returned 4.56% without sales charge.

- The fund outperformed its benchmark, the Citigroup Government/Mortgage Index, as well as its peer group, the Lipper General US Government Funds Category.

- The fund's bias toward bonds with a yield advantage over Treasuries, particularly mortgage bonds, helped relative performance. In addition, the fund benefited from being more sensitive to interest rate changes than its benchmark.

                        CITIGROUP
                       GOVERNMENT/
                        MORTGAGE
    CLASS A SHARES       INDEX
        4.56%             4.38%

                                    OBJECTIVE
    Seeks as high a level of current income and total return as is consistent with prudent risk

                                TOTAL NET ASSETS
                                $1,090.3 million

[CHART]

MORNINGSTAR STYLE BOX

PERFORMANCE INFORMATION

                                                COLUMBIA FEDERAL SECURITIES FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

                          CLASS A SHARES          CLASS A SHARES         CITIGROUP GOVERNMENT/   LEHMAN INTERMEDIATE
                          WITHOUT SALES CHARGE    WITH SALES CHARGE      MORTGAGE INDEX          US GOVERNMENT BOND INDEX
                              $   10,000             $    9,525               $   10,000               $   10,000
03/01/1994 - 03/31/1994       $    9,658             $    9,199               $    9,762               $    9,854
04/01/1994 - 04/30/1994       $    9,561             $    9,107               $    9,692               $    9,790
05/01/1994 - 05/31/1994       $    9,574             $    9,119               $    9,698               $    9,797
06/01/1994 - 06/30/1994       $    9,503             $    9,052               $    9,676               $    9,799
07/01/1994 - 07/31/1994       $    9,693             $    9,233               $    9,852               $    9,927
08/01/1994 - 08/31/1994       $    9,715             $    9,254               $    9,861               $    9,956
09/01/1994 - 09/30/1994       $    9,531             $    9,078               $    9,725               $    9,873
10/01/1994 - 10/31/1994       $    9,506             $    9,054               $    9,717               $    9,875
11/01/1994 - 11/30/1994       $    9,462             $    9,013               $    9,691               $    9,831
12/01/1994 - 12/31/1994       $    9,543             $    9,089               $    9,763               $    9,863
01/01/1995 - 01/31/1995       $    9,750             $    9,287               $    9,964               $   10,024
02/01/1995 - 02/28/1995       $   10,017             $    9,541               $   10,189               $   10,217
03/01/1995 - 03/31/1995       $   10,060             $    9,582               $   10,243               $   10,274
04/01/1995 - 04/30/1995       $   10,222             $    9,736               $   10,377               $   10,393
05/01/1995 - 05/31/1995       $   10,682             $   10,175               $   10,772               $   10,686
06/01/1995 - 06/30/1995       $   10,750             $   10,240               $   10,845               $   10,754
07/01/1995 - 07/31/1995       $   10,698             $   10,189               $   10,827               $   10,760
08/01/1995 - 08/31/1995       $   10,827             $   10,313               $   10,943               $   10,849
09/01/1995 - 09/30/1995       $   10,936             $   10,417               $   11,042               $   10,922
10/01/1995 - 10/31/1995       $   11,108             $   10,580               $   11,190               $   11,042
11/01/1995 - 11/30/1995       $   11,301             $   10,765               $   11,353               $   11,177
12/01/1995 - 12/31/1995       $   11,496             $   10,950               $   11,505               $   11,287
01/01/1996 - 01/31/1996       $   11,576             $   11,026               $   11,584               $   11,382
02/01/1996 - 02/29/1996       $   11,230             $   10,697               $   11,402               $   11,261
03/01/1996 - 03/31/1996       $   11,071             $   10,545               $   11,323               $   11,210
04/01/1996 - 04/30/1996       $   10,973             $   10,452               $   11,247               $   11,177
05/01/1996 - 05/31/1996       $   10,887             $   10,369               $   11,240               $   11,171
06/01/1996 - 06/30/1996       $   11,044             $   10,520               $   11,383               $   11,285
07/01/1996 - 07/31/1996       $   11,063             $   10,538               $   11,416               $   11,320
08/01/1996 - 08/31/1996       $   11,018             $   10,494               $   11,401               $   11,333
09/01/1996 - 09/30/1996       $   11,244             $   10,710               $   11,592               $   11,479
10/01/1996 - 10/31/1996       $   11,536             $   10,988               $   11,841               $   11,667
11/01/1996 - 11/30/1996       $   11,764             $   11,206               $   12,026               $   11,808
12/01/1996 - 12/31/1996       $   11,604             $   11,053               $   11,929               $   11,745
01/01/1997 - 01/31/1997       $   11,632             $   11,080               $   11,980               $   11,789
02/01/1997 - 02/28/1997       $   11,638             $   11,085               $   11,989               $   11,808
03/01/1997 - 03/31/1997       $   11,443             $   10,899               $   11,879               $   11,741
04/01/1997 - 04/30/1997       $   11,662             $   11,108               $   12,049               $   11,874
05/01/1997 - 05/31/1997       $   11,770             $   11,211               $   12,157               $   11,966
06/01/1997 - 06/30/1997       $   11,934             $   11,367               $   12,295               $   12,069
07/01/1997 - 07/31/1997       $   12,306             $   11,721               $   12,601               $   12,291
08/01/1997 - 08/31/1997       $   12,150             $   11,573               $   12,511               $   12,244
09/01/1997 - 09/30/1997       $   12,352             $   11,765               $   12,686               $   12,378
10/01/1997 - 10/31/1997       $   12,578             $   11,981               $   12,874               $   12,523
11/01/1997 - 11/30/1997       $   12,607             $   12,008               $   12,932               $   12,550
12/01/1997 - 12/31/1997       $   12,753             $   12,148               $   13,063               $   12,652
01/01/1998 - 01/31/1998       $   12,947             $   12,332               $   13,232               $   12,816
02/01/1998 - 02/28/1998       $   12,906             $   12,293               $   13,222               $   12,802
03/01/1998 - 03/31/1998       $   12,935             $   12,321               $   13,269               $   12,842
04/01/1998 - 04/30/1998       $   12,990             $   12,373               $   13,335               $   12,904
05/01/1998 - 05/31/1998       $   13,127             $   12,504               $   13,456               $   12,993
06/01/1998 - 06/30/1998       $   13,255             $   12,625               $   13,572               $   13,080
07/01/1998 - 07/31/1998       $   13,272             $   12,642               $   13,610               $   13,129
08/01/1998 - 08/31/1998       $   13,621             $   12,974               $   13,870               $   13,378
09/01/1998 - 09/30/1998       $   14,031             $   13,365               $   14,165               $   13,689
10/01/1998 - 10/31/1998       $   13,878             $   13,219               $   14,130               $   13,713
11/01/1998 - 11/30/1998       $   13,859             $   13,200               $   14,161               $   13,670
12/01/1998 - 12/31/1998       $   13,917             $   13,256               $   14,206               $   13,723
01/01/1999 - 01/31/1999       $   14,010             $   13,345               $   14,297               $   13,785
02/01/1999 - 02/28/1999       $   13,621             $   12,974               $   14,070               $   13,596
03/01/1999 - 03/31/1999       $   13,720             $   13,068               $   14,141               $   13,686
04/01/1999 - 04/30/1999       $   13,764             $   13,110               $   14,189               $   13,723
05/01/1999 - 05/31/1999       $   13,533             $   12,890               $   14,077               $   13,639
06/01/1999 - 06/30/1999       $   13,438             $   12,800               $   14,038               $   13,658
07/01/1999 - 07/31/1999       $   13,308             $   12,676               $   13,987               $   13,660
08/01/1999 - 08/31/1999       $   13,268             $   12,638               $   13,979               $   13,679
09/01/1999 - 09/30/1999       $   13,450             $   12,811               $   14,152               $   13,796
10/01/1999 - 10/31/1999       $   13,466             $   12,826               $   14,193               $   13,824
11/01/1999 - 11/30/1999       $   13,437             $   12,799               $   14,185               $   13,834
12/01/1999 - 12/31/1999       $   13,318             $   12,685               $   14,120               $   13,791
01/01/2000 - 01/31/2000       $   13,226             $   12,598               $   14,079               $   13,744
02/01/2000 - 02/29/2000       $   13,357             $   12,722               $   14,264               $   13,858
03/01/2000 - 03/31/2000       $   13,564             $   12,920               $   14,467               $   14,016
04/01/2000 - 04/30/2000       $   13,522             $   12,880               $   14,453               $   14,010
05/01/2000 - 05/31/2000       $   13,483             $   12,842               $   14,461               $   14,048
06/01/2000 - 06/30/2000       $   13,758             $   13,104               $   14,743               $   14,272
07/01/2000 - 07/31/2000       $   13,858             $   13,200               $   14,864               $   14,366
08/01/2000 - 08/31/2000       $   14,098             $   13,428               $   15,084               $   14,527
09/01/2000 - 09/30/2000       $   14,163             $   13,490               $   15,184               $   14,653
10/01/2000 - 10/31/2000       $   14,293             $   13,614               $   15,314               $   14,754
11/01/2000 - 11/30/2000       $   14,606             $   13,912               $   15,578               $   14,971
12/01/2000 - 12/31/2000       $   14,955             $   14,245               $   15,861               $   15,235
01/01/2001 - 01/31/2001       $   15,112             $   14,394               $   16,059               $   15,437
02/01/2001 - 02/28/2001       $   15,253             $   14,528               $   16,199               $   15,579
03/01/2001 - 03/31/2001       $   15,303             $   14,576               $   16,278               $   15,691
04/01/2001 - 04/30/2001       $   15,150             $   14,430               $   16,197               $   15,641
05/01/2001 - 05/31/2001       $   15,206             $   14,484               $   16,278               $   15,705
06/01/2001 - 06/30/2001       $   15,264             $   14,539               $   16,325               $   15,756
07/01/2001 - 07/31/2001       $   15,632             $   14,889               $   16,676               $   16,050
08/01/2001 - 08/31/2001       $   15,808             $   15,057               $   16,853               $   16,193
09/01/2001 - 09/30/2001       $   16,090             $   15,325               $   17,126               $   16,538
10/01/2001 - 10/31/2001       $   16,492             $   15,709               $   17,462               $   16,796
11/01/2001 - 11/30/2001       $   16,129             $   15,363               $   17,182               $   16,596
12/01/2001 - 12/31/2001       $   15,961             $   15,203               $   17,079               $   16,516
01/01/2002 - 01/31/2002       $   16,081             $   15,317               $   17,219               $   16,587
02/01/2002 - 02/28/2002       $   16,247             $   15,475               $   17,397               $   16,725
03/01/2002 - 03/31/2002       $   15,901             $   15,145               $   17,118               $   16,473
04/01/2002 - 04/30/2002       $   16,276             $   15,503               $   17,479               $   16,781
05/01/2002 - 05/31/2002       $   16,375             $   15,597               $   17,598               $   16,898
06/01/2002 - 06/30/2002       $   16,536             $   15,750               $   17,792               $   17,109
07/01/2002 - 07/31/2002       $   16,822             $   16,023               $   18,089               $   17,431
08/01/2002 - 08/31/2002       $   17,077             $   16,266               $   18,346               $   17,630
09/01/2002 - 09/30/2002       $   17,366             $   16,541               $   18,628               $   17,933
10/01/2002 - 10/31/2002       $   17,255             $   16,435               $   18,587               $   17,920
11/01/2002 - 11/30/2002       $   17,145             $   16,330               $   18,498               $   17,779
12/01/2002 - 12/31/2002       $   17,446             $   16,618               $   18,822               $   18,108
01/01/2003 - 01/31/2003       $   17,415             $   16,588               $   18,822               $   18,068
02/01/2003 - 02/28/2003       $   17,631             $   16,793               $   19,044               $   18,272
03/01/2003 - 03/31/2003       $   17,574             $   16,740               $   19,014               $   18,276
04/01/2003 - 04/30/2003       $   17,680             $   16,840               $   19,097               $   18,327
05/01/2003 - 05/31/2003       $   17,995             $   17,140               $   19,359               $   18,615
06/01/2003 - 06/30/2003       $   17,921             $   17,070               $   19,326               $   18,585
07/01/2003 - 07/31/2003       $   17,215             $   16,397               $   18,742               $   18,133
08/01/2003 - 08/31/2003       $   17,337             $   16,513               $   18,855               $   18,166
09/01/2003 - 09/30/2003       $   17,786             $   16,941               $   19,292               $   18,560
10/01/2003 - 10/31/2003       $   17,597             $   16,762               $   19,122               $   18,378
11/01/2003 - 11/30/2003       $   17,638             $   16,800               $   19,165               $   18,380
12/01/2003 - 12/31/2003       $   17,795             $   16,950               $   19,341               $   18,523
01/01/2004 - 01/31/2004       $   17,951             $   17,099               $   19,482               $   18,623
02/01/2004 - 02/29/2004       $   18,124             $   17,263               $   19,684               $   18,804

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund compares its performance to the Citigroup Government/ Mortgage Index. This index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index is composed of the treasury and government-sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index measures the mortgage component of the US BIG Index, comprising 30-and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Previously the fund's returns were compared to the Lehman Brothers Intermediate US Government Bond Index, an unmanaged index that tracks the performance of intermediate US government securities. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)

SHARE CLASS                  A                 B                   C              Z
---------------------------------------------------------------------------------------
INCEPTION                 3/30/84            6/8/92              8/1/97         1/11/99
---------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT   WITH    WITHOUT   WITH    WITHOUT     WITH     WITHOUT
---------------------------------------------------------------------------------------
6-month (cumulative)    4.56     -0.40    4.18     -0.82     4.25      3.25     4.69
1-year                  2.82     -2.07    2.05     -2.89     2.20      1.22     3.08
5-year                  5.88      4.86    5.10      4.77     5.26      5.26     6.15
10-year                 6.13      5.61    5.35      5.35     5.45      5.45     6.26

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

SHARE CLASS                    A                 B                  C             Z
---------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT   WITH    WITHOUT   WITH    WITHOUT     WITH     WITHOUT
---------------------------------------------------------------------------------------
6-month (cumulative)    -0.70    -5.42    -1.07    -5.94     -1.00     -1.97    -0.58
1-year                   2.00    -2.84     1.24    -3.66      1.39      0.41     2.26
5-year                   5.04     4.02     4.26     3.93      4.41      4.41     5.30
10-year                  5.82     5.30     5.03     5.03      5.13      5.13     5.95

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes varies based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures.

Class Z share performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. Returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/94 - 02/29/04 ($)

SALES CHARGE:   WITHOUT      WITH
----------------------------------
Class A         18,124      17,263
Class B         16,839      16,839
Class C         17,427      17,427
Class Z         18,357         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                COLUMBIA FEDERAL SECURITIES FUND

The US economy moved strongly early in the six-month reporting period that began September 1, 2003 and ended February 29, 2004. However, the pace of growth slowed as the period wore on, and downbeat news from consumers and the jobs front put a damper on expectations for 2004.

A combination of factors accounted for the economy's stronger growth in the first half of this reporting period. A sizeable tax reduction package, which was implemented in 2003, gave disposable income a boost. Income taxes fell across all tax brackets. And, many taxpayers received tax rebate checks late last summer, which helped prop up consumer spending throughout this reporting period. But early in 2004, consumer confidence slipped. Unemployment claims rose and the number of new jobs added to the labor market was substantially lower than economists had expected--given the overall growth of the economy. Even the housing market, which has been hot for years, showed signs of weakness. Home-buying activity slowed, and sales fell late in the period.

The business sector contributed to the economy's growth as industrial production rose over the past six months. Business spending--especially on technology-related items--showed strength as corporate profits rose sharply. However, orders for durable goods declined in January, interrupting five consecutive months of gains. Computer and electronic equipment orders rose, but transportation equipment orders fell sharply.

BONDS DELIVER RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds, which continued to lead the fixed-income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 10.32%. And as interest rates moved lower, other segments of the bond market delivered respectable gains. The yield on the benchmark 10-year US Treasury bond edged downward from 4.46% to 3.97% during the period. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 4.92%. However, money market fund yields remained below 1%, as the Federal Reserve Board kept short-term interest rates at their historical lows.

US STOCKS HEADED HIGHER

The US stock market gained ground, but its rate of return slowed in the final month of the period as disappointing economic data gave investors pause. The S&P 500 Index returned 14.59% for this six-month period as all sectors of the market benefited from rising corporate profits. Defensive sectors, such as energy, materials, industrials and consumer staples were the strongest performers, as investors started to hedge their bets on the economy. Technology, which led the stock market rally in its early stage last year, pulled back during the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A rebound in economic growth and a declining dollar helped international stock markets to returns that were generally stronger than in the United States. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia and the Far East, returned 25.22%. European stock markets responded to improving economic data and relatively low interest rates. A strong euro gave returns to American investors an additional boost. Japan's economy continued to report steady but modest growth. Yet its stock market cooled after a run-up in the six months prior to this reporting period. Many emerging stock markets did even better. Although the Chinese economy cooled somewhat in 2003, its stock market soared. The MSCI China Index returned 43.07%.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED
FEBRUARY 29, 2004

- Performance in the fixed-income universe was led by high-yield bonds. As measured by the Merrill Lynch US High Yield, Cash Pay Index, this sector posted a return more than five percentage points higher than the return for investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index.

     MERRILL LYNCH INDEX   LEHMAN INDEX
            10.32%             4.92%

- The US stock market rose as the economy strengthened and corporate profits increased. Both the Russell 3000 Index, which tracks approximately 98% of the US stock market, and the S&P 500 Index posted double-digit returns this period.

     RUSSELL 3000 INDEX    S&P 500 Index
           15.06%              14.59%

The Merrill Lynch US High Yield Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalizations.

PORTFOLIO MANAGER'S REPORT

                                                COLUMBIA FEDERAL SECURITIES FUND

For the six-month period ended February 29, 2004, Columbia Federal Securities Fund class A shares returned 4.56% without sales charge. The fund outperformed both its benchmark, the Citigroup Government/Mortgage Index, which returned 4.38%, and the average return of its peer group, the Lipper General US Government Funds Category, which was 4.11%.(1) The fund benefited from its emphasis on bonds with a yield advantage over Treasuries, particularly mortgage bonds. In addition, the fund's slightly longer duration made it more sensitive than its benchmarks to interest rate changes, which helped performance as most interest rates trended down.

FAVORABLE ENVIRONMENT FOR GOVERNMENT BONDS

Government bonds did well as inflation remained in check during the period. Economic growth was strong, driven by high productivity as well as low interest rates and tax breaks. With little or no job growth and excess capacity in the manufacturing sector, pressure to increase prices failed to materialize and inflation remained low. The Federal Reserve Board kept short-term interest rates at their historical lows during the period. With little likelihood of a near-term increase in short-term interest rates and low inflation, Treasury yields drifted lower. By period end, the yield on 10-year Treasuries had fallen to 3.97%, down from 4.46% six months earlier.

MORTGAGE BOND ADVANTAGE

The fund's strategy was to emphasize mortgage bonds, which offered a yield advantage over Treasuries. During the period, mortgage bonds beat Treasuries with comparable durations as investors looked for added income. Duration is a measure of interest rate sensitivity [see sidebar]. Mortgage bonds also benefited as mortgage prepayments became more predictable in an interest rate environment that remained within a relatively narrow range. Prepayments occur when homeowners pay off or refinance their mortgages before their due dates. Our focus was on mortgage bonds with coupons (or stated interest rates) of 5.5% and 6.0%, both of which did well. The fund's small position in high-quality, investment-grade corporate bonds also added to performance. Although Treasuries performed well during the period of declining interest rates, they lagged the performance of bonds that offered a yield advantage.

GREATER SENSITIVITY TO FALLING INTEREST RATES

Although we shortened the fund's duration modestly in the fall when economic growth and jobs appeared to be picking up, we kept duration slightly longer than its benchmark. That helped performance as interest rates moved lower. In addition, we added to the fund's stake in high

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 02/29/04 ($)

Class A        10.87
Class B        10.87
Class C        10.87
Class Z        10.87

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 02/29/04 ($)

Class A        0.21
Class B        0.17
Class C        0.18
Class Z        0.22

PORTFOLIO DURATION (YEARS)

As of 08/31/03        5.2
As of 02/29/04        4.3(1)

(1) Adjusted for futures and options.

30-DAY SEC YIELDS (%)

Class A        3.17
Class B        2.57
Class C        2.72
Class Z        3.52

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower quality asset-backed securities. These bonds are backed by the interest payments from credit card, home equity and auto loans. We bought investment grade home equity and very high-quality (AAA-rated) credit card asset-backed securities as a higher-yielding alternative to cash.

FOCUS ON RELATIVE VALUE AND RISK CONTROL

We believe the strength of the economic recovery will have the largest impact on the bond market's performance in the coming year. In the past, strong economic growth has triggered higher inflation, which erodes the value of the income that bonds pay, which in turn hurts bond prices. We are hopeful that the economy can continue to grow in 2004 without a rise in inflation, but we also plan to monitor trends carefully. We will continue to actively manage the portfolio, searching for opportunities that offer the best relative value across the Treasury, mortgage and investment-grade bond sectors.

[PHOTO OF ANN T. PETERSON]

Ann T. Peterson has managed or co-managed the fund since June 2000 and has been with the advisor and its predecessors since 1986.

/s/ Ann T. Peterson


Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment in the fund may fluctuate as a result of changes in interest rates and the financial strength of issuers of lower rated bonds.

THE FUND'S STRATEGY WAS TO EMPHASIZE MORTGAGE BONDS, WHICH BEAT COMPARABLE TREASURIES. INVESTORS LOOKING FOR ADDED INCOME WERE ATTRACTED TO THEIR HIGHER YIELDS AND STABLE PREPAYMENT EXPECTATIONS DURING THE PERIOD.

ABOUT DURATION

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates. Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices and interest rates move in opposite directions, we lower duration when we expect interest rates to rise or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.

FINANCIAL STATEMENTS
FEBRUARY 29, 2004                               COLUMBIA FEDERAL SECURITIES FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments). The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risk and contingencies.

INVESTMENT PORTFOLIO
FEBRUARY 29, 2004 (UNAUDITED)                   COLUMBIA FEDERAL SECURITIES FUND

                                                                                  PAR ($)           VALUE ($)
-------------------------------------   ---------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 107.3%

U.S. GOVERNMENT AGENCIES - 63.4%

     FEDERAL HOME LOAN MORTGAGE CORP.   2.709% 07/01/19 (a)                        63,004              63,458
                                        2.994% 05/01/18 (a)                       139,298             142,278
                                        3.685% 11/01/18 (a)                        19,179              19,545
                                        3.719% 02/01/18 (a)                        41,011              41,957
                                        7.500% 04/01/07 - 03/01/16                163,513             171,336
                                        8.000% 04/01/07 - 04/01/17              1,765,578           1,841,795
                                        8.500% 12/01/07 - 09/01/17                588,384             628,462
                                        8.750% 12/01/05 - 11/01/09                236,368             252,775
                                        9.000% 09/01/04 - 01/01/22                838,250             908,777
                                        9.250% 10/01/08 - 10/01/19              1,280,137           1,392,670
                                        9.500% 02/01/05 - 10/01/16                517,561             564,587
                                        9.750% 11/01/08 - 09/01/16                166,166             182,366
                                        10.000% 11/01/19                           98,853             111,085
                                        10.250% 01/01/09 - 11/01/13               396,835             433,633
                                        10.500% 11/01/09 - 04/01/21               627,377             701,070
                                        11.250% 09/01/05 - 12/01/15               554,250             621,686
                                        11.500% 02/01/15                           43,771              49,794
                                        To Be Announced:
                                        5.000% 03/18/19 (b)                   116,215,000         119,265,644
                                        5.500% 03/15/34 (b)                   175,500,000         179,613,369
                                        ---------------------------------------------------------------------
                                                   Federal Home Loan Mortgage Corp. Total         307,006,287
                                        ---------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION   2.750% 06/01/20 (a)                        66,078              67,876
                                        2.750% 07/01/20 (a)                        29,371              30,163
                                        2.897% 08/01/19 (a)                        41,612              42,593
                                        3.010% 03/01/18 (a)                       257,132             265,265
                                        3.055% 11/01/23 (a)                        36,128              37,189
                                        3.152% 12/01/17 (a)                        29,274              30,061
                                        3.184% 11/01/19 (a)                         8,880               9,141
                                        3.202% 07/01/27 (a)                        45,788              46,453
                                        3.375% 06/01/19 (a)                        32,144              33,179
                                        5.116% 12/01/31 (a)                       103,833             106,021
                                        6.000% 12/01/08 - 05/01/26             11,268,518          11,865,546
                                        6.500% 10/01/07 - 06/01/29              1,564,506           1,651,231
                                        7.000% 11/01/07 - 02/01/27                991,553           1,060,043
                                        7.500% 02/01/06 - 12/01/23                572,195             611,444
                                        8.000% 07/01/08 - 06/01/33             15,840,100          17,118,368
                                        8.250% 05/01/08 - 09/01/11                227,366             241,077
                                        8.500% 09/01/07 - 09/01/21              1,191,889           1,270,004
                                        9.000% 06/01/06 - 06/01/22              3,091,245           3,299,913
                                        9.500% 12/01/06 - 07/01/17                218,855             237,403
                                        10.000% 02/01/05 - 10/01/06               156,685             164,860
                                        10.500% 03/01/14 - 02/01/16               444,911             494,914
                                        11.000% 08/01/15 - 12/01/15               154,643             173,346
                                        To Be Announced:
                                        5.000% 03/18/19 (b)                    26,000,000          26,690,612
                                        5.500% 03/18/19 (b)                     9,377,000           9,766,727
                                        6.000% 03/15/34 (b)                   158,100,000         164,572,298
                                        6.500% 03/18/19 (b)                    24,500,000          26,038,894
                                        6.500% 03/18/34 (b)                    60,000,000          63,093,720
                                        7.000% 03/18/19 (b)                     1,500,000           1,606,407
                                        7.500% 03/15/34 (b)                     7,522,000           8,057,943
                                        8.000% 01/14/34 (b)                     1,000,000           1,078,096
                                        ---------------------------------------------------------------------
                                              Federal National Mortgage Association Total         339,760,787

                                              See notes to investment portfolio.

                                                                                  PAR ($)           VALUE ($)
-------------------------------------   ---------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)

U.S. GOVERNMENT AGENCIES (CONTINUED)

         GOVERNMENT NATIONAL MORTGAGE
                          ASSOCIATION   4.375% 06/20/22 - 06/20/23 (a)            137,484             139,685
                                        4.750% 08/20/22 (a)                        12,870              13,149
                                        6.500% 06/15/23 - 02/15/29              4,310,877           4,567,306
                                        7.000% 03/15/22 - 10/15/29             10,136,694          10,828,807
                                        7.500% 04/15/06 - 03/15/07                124,463             131,335
                                        8.000% 06/15/04 - 07/15/23                287,187             314,791
                                        8.500% 06/15/17 - 11/20/22                150,114             165,045
                                        8.750% 12/15/21                           121,054             134,382
                                        8.850% 01/15/19 - 12/15/19                365,285             407,245
                                        9.000% 08/15/08 - 02/15/25              3,304,339           3,649,314
                                        9.250% 06/15/16 - 12/15/21                600,200             666,036
                                        9.500% 06/15/09 - 01/20/25              1,135,191           1,252,661
                                        10.000% 05/15/04 - 07/20/18               111,867             122,952
                                        10.500% 02/15/10 - 08/15/21             3,054,255           3,466,279
                                        10.625% 05/15/10                           14,356              16,061
                                        11.000% 12/15/09 - 03/15/21             1,534,586           1,742,159
                                        11.500% 03/15/10 - 01/15/21             2,436,828           2,791,592
                                        11.750% 07/15/13 - 07/15/15               118,581             135,815
                                        12.000% 07/15/11 - 02/20/16             2,739,915           3,156,570
                                        12.250% 02/15/14 - 04/15/14               179,205             206,520
                                        12.500% 04/15/10 - 11/20/15             2,900,633           3,339,029
                                        13.000% 01/15/11 - 01/15/16             1,241,063           1,443,549
                                        13.500% 05/15/10 - 06/15/15               599,065             702,006
                                        14.000% 06/15/11 - 03/15/12                17,669              20,763
                                        14.500% 10/15/12                           11,561              13,738
                                        15.000% 09/15/11 - 09/15/12                67,114              80,021
                                        ---------------------------------------------------------------------
                                           Government National Mortgage Association Total          39,506,810
                                        ---------------------------------------------------------------------
   U.S. SMALL BUSINESS ADMINISTRATION   7.600% 01/01/12                           583,260             628,250
                                        8.200% 10/01/11                           578,236             624,153
                                        8.250% 11/01/11                         1,353,984           1,464,742
                                        8.650% 11/01/14                         1,360,149           1,516,802
                                        8.850% 08/01/11                           138,867             151,401
                                        9.150% 07/01/11                           493,780             539,189
                                        ---------------------------------------------------------------------
                                                 U.S. Small Business Administration Total           4,924,537
                                        ---------------------------------------------------------------------
                                                           TOTAL U.S. GOVERNMENT AGENCIES
                                                                   (cost of $666,217,196)         691,198,421

See notes to investment portfolio.

                                                                                  PAR ($)           VALUE ($)
-------------------------------------   ---------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)

U.S. GOVERNMENT OBLIGATIONS - 43.9%

          U.S. TREASURY BONDS & NOTES   4.625% 05/15/06                        19,059,000          20,241,249
                                        4.875% 02/15/12                        18,880,000          20,407,354
                                        5.000% 02/15/11                        35,030,000          38,324,992
                                        5.500% 08/15/28                        37,885,000          40,850,676
                                        5.875% 11/15/05                         9,105,000           9,776,849
                                        6.125% 08/15/07 - 11/15/27             26,067,000          29,558,456
                                        6.500% 10/15/06 - 11/15/26 (c)         94,354,000         111,625,585
                                        6.750% 05/15/05 - 08/15/26             17,453,000          20,990,248
                                        6.875% 05/15/06 - 08/15/25             22,437,000          26,765,851
                                        7.000% 07/15/06                        24,690,000          27,639,294
                                        7.125% 02/15/23                        11,619,000          14,951,294
                                        7.250% 08/15/22                        10,346,000          13,455,056
                                        7.500% 02/15/05                        12,822,000          13,595,833
                                        7.875% 11/15/04                        50,090,000          52,467,321
                                        8.750% 08/15/20                        13,446,000          19,759,314
                                        8.875% 02/15/19 (c)                     7,658,000          11,235,726
                                        10.750% 08/15/05                          685,000             777,716
                                        11.250% 02/15/15                        3,530,000           5,751,281
                                        ---------------------------------------------------------------------
                                                        TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                                   (cost of $458,892,258)         478,174,095

                                        TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                                        (COST OF $1,125,109,454)                                1,169,372,516

CORPORATE FIXED INCOME BONDS & NOTES - 4.1%

FINANCE, INSURANCE & REAL ESTATE - 1.6%

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.6%
-------------------------------------   ---------------------------------------------------------------------
                 BOEING CAPITAL CORP.   6.500% 02/15/12                         5,000,000           5,610,700
                                        ---------------------------------------------------------------------
      GENERAL MOTORS ACCEPTANCE CORP.   7.000% 02/01/12                         5,000,000           5,414,100
                                        ---------------------------------------------------------------------
         VERIZON GLOBAL FUNDING CORP.   7.250% 12/01/10                         5,000,000           5,827,050
                                        ---------------------------------------------------------------------
                                                 Non-Depositary Credit Institutions Total          16,851,850
                                                                                                -------------
                                                   FINANCE, INSURANCE & REAL ESTATE TOTAL          16,851,850

MANUFACTURING - 1.0%
CHEMICALS & ALLIED PRODUCTS - 0.5%
                                        ---------------------------------------------------------------------
                     DOW CHEMICAL CO.   6.125% 02/01/11                         5,000,000           5,516,950
                                        ---------------------------------------------------------------------
                                                        Chemicals & Allied Products Total           5,516,950

METALS & MINING - 0.5%
                                        ---------------------------------------------------------------------
                          ALCOA, INC.   6.000% 01/15/12                         5,000,000           5,542,750
                                        ---------------------------------------------------------------------
                                                                    Metals & Mining Total           5,542,750
                                                                                                -------------
                                                                      MANUFACTURING TOTAL          11,059,700

                                              See notes to investment portfolio.

                                                                                  PAR ($)           VALUE ($)
-------------------------------------   ---------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - (CONTINUED)

RETAIL TRADE - 0.5%

GENERAL MERCHANDISE STORES - 0.5%
-------------------------------------   ---------------------------------------------------------------------
                         TARGET CORP.   5.875% 03/01/12                         5,000,000           5,512,200
                                        ---------------------------------------------------------------------
                                                         General Merchandise Stores Total           5,512,200
                                                                                `                  ----------
                                                                       RETAIL TRADE TOTAL           5,512,200
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 1.0%

MEDIA - 0.5%
                                        ---------------------------------------------------------------------
                    GANNETT CO., INC.   6.375% 04/01/12                         5,000,000           5,677,950
                                        ---------------------------------------------------------------------
                                                                              Media Total           5,677,950
PRINTING & PUBLISHING - 0.5%

                                        ---------------------------------------------------------------------
                         VIACOM, INC.   6.625% 05/15/11                         5,000,000           5,724,700
                                        ---------------------------------------------------------------------
                                                              Printing & Publishing Total            5,724,70
                                                                                `                  ----------
                                                TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
                                                            GAS & SANITARY SERVICES TOTAL          11,402,650

                                        TOTAL CORPORATE FIXED INCOME BONDS & NOTES
                                        (COST OF $40,433,830)                                      44,826,400

ASSET-BACKED & NON-AGENCY MORTGAGE-BACKED SECURITIES - 6.5%
-------------------------------------   ---------------------------------------------------------------------
              BANK ONE ISSUANCE TRUST   1.204% 12/15/10 (a)                    10,800,000          10,821,515
                                        ---------------------------------------------------------------------
              CAPITAL ONE MULTI-ASSET
                      EXECUTION TRUST   1.344% 05/16/11 (a)                    10,000,000          10,077,365
                                        ---------------------------------------------------------------------
       CHASE CREDIT CARD MASTER TRUST   1.204% 07/15/10 (a)                    10,000,000          10,019,546
                                        ---------------------------------------------------------------------
          CHASE FUNDING MORTGAGE LOAN   5.587% 09/25/15                         2,000,000           2,017,740
                                        5.850% 02/25/32                         4,800,000           4,570,032
                                        6.150% 05/25/36                         5,000,000           4,893,800
                                        6.899% 03/25/13                         3,000,000           3,056,460
                                        ---------------------------------------------------------------------
CONSECO FINANCE SECURITIZATIONS CORP.   3.594% 02/15/31 (a)                       121,163             121,225
                                        ---------------------------------------------------------------------
COUNTRYWIDE ASSET-BACKED CERTIFICATES   7.240% 04/25/28                           439,201             439,201
                                        ---------------------------------------------------------------------
         COUNTRYWIDE HOME LOANS, INC.   6.000% 01/25/33                         2,363,441           2,491,772
                                        ---------------------------------------------------------------------
               FIRST HORIZON MORTGAGE
                   PASS-THROUGH TRUST   5.109% 10/25/33                         1,925,536           1,790,768
                                        ---------------------------------------------------------------------
           GREEN TREE FINANCIAL CORP.   7.850% 08/15/25                         9,100,000           8,372,000
                                        ---------------------------------------------------------------------
       PREFERRED MORTGAGE ASSET TRUST   8.400% 09/25/12 (d)                       130,950             130,950

See notes to investment portfolio.

                                                                                 PAR ($)           VALUE ($)
-------------------------------------   ---------------------------------------------------------------------
ASSET-BACKED & NON-AGENCY MORTGAGE-BACKED SECURITIES - (CONTINUED)

 RESIDENTIAL ASSETS MORTGAGE PRODUCTS   5.600% 12/25/33                         5,500,000           5,549,085
                                        ---------------------------------------------------------------------
         RESIDENTIAL FUNDING MORTGAGE
                     SECURITIES, INC.   6.460% 10/25/31                         2,625,000           2,764,282
                                        6.500% 03/25/32                         1,887,149           1,975,643
                                        6.650% 10/25/31                         1,000,000           1,028,550
                                        ---------------------------------------------------------------------
         TRYON MORTGAGE FUNDING, INC.   7.500% 02/20/27                           109,031             109,031
                                        ---------------------------------------------------------------------

      WASHINGTON MUTUAL MORTGAGE LOAN
                               TRUST.   1.890% 01/25/40 (a)                     1,044,819           1,042,902

                                        TOTAL ASSET-BACKED & NON-AGENCY MORTGAGE-BACKED SECURITIES
                                        (COST of $71,621,329)                                      71,271,867

SHORT-TERM OBLIGATION - 37.2%
                                        ---------------------------------------------------------------------
                                        Repurchase agreement with
                                          State Street Bank & Trust Co.,
                                          dated 02/27/04, due 03/01/04 at
                                          0.990%, collateralized by U.S.
                                          Government Agency Obligations
                                          with various maturities to
                                          05/15/29, market value
                                          $413,344,400 (repurchase
                                          proceeds $405,250,430)
                                          (cost of $405,217,000)              405,217,000         405,217,000

                                        TOTAL INVESTMENTS - 155.1%
                                        (COST OF $1,642,381,613) (e)                            1,690,687,783

                                        OTHER ASSETS & LIABILITIES,
                                        NET - (55.1)%                                            (600,361,963)

                                        NET ASSETS - 100.0%                                     1,090,325,820

     NOTES TO INVESTMENT PORTFOLIO:

(a) Interest rates on variable rate securities change periodically. The rate listed is as of February 29, 2004.

(b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(c) This security, or a portion thereof with a market value of $2,968,490, is being used to collateralize open futures contracts.

(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the value of this security amounted to $130,950, which represents less than 0.1% of net assets.

(e)  Cost for federal income tax purposes is $1,661,783,084.

                                              See notes to financial statements.

LONG FUTURES CONTRACTS OPEN AT FEBRUARY 29, 2004:

                                    PAR VALUE                             UNREALIZED
                                   COVERED BY          EXPIRATION        APPRECIATION
          TYPE                      CONTRACTS         MONTH & YEAR       AT 02/29/04
-------------------------------------------------------------------------------------
5-Year U.S. Treasury Notes         $ 6,000,000        March - 2004       $    225,139
                                                                         ------------

SHORT FUTURES CONTRACTS OPEN AT FEBRUARY 29, 2004:

                                    PAR VALUE                             UNREALIZED
                                   COVERED BY          EXPIRATION        APPRECIATION
          TYPE                      CONTRACTS         MONTH & YEAR       AT 02/29/04
-------------------------------------------------------------------------------------
2-Year U.S. Treasury Notes         $  8,800,000       March - 2004       $   (102,679)
10-Year U.S. Treasury Notes          49,100,000       March - 2004         (1,230,919)
U.S. Treasury Bonds                   6,400,000       March - 2004           (283,367)
                                                                         ------------
                                                                         $ (1,616,965)
                                                                         ------------

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

FEBRURARY 29, 2004 (UNAUDITED)                 COLUMBIA FEDERAL SECURITIES FUND

                                                                                                                    ($)
                               ASSETS   Investments, at cost                                              1,237,164,613
                                        Investments, at value                                             1,285,470,783
                                        Repurchase Agreement                                                405,217,000
                                        Cash                                                                 10,148,788
                                        Receivable for:
                                           Investments sold on a delayed delivery basis                       1,437,829
                                           Fund shares sold                                                     589,533
                                           Interest                                                           7,712,283
                                        Deferred Trustees' compensation plan                                     37,902
                                                                                                          -------------
                                                                                         Total Assets     1,710,614,118
                                        -------------------------------------------------------------------------------
                          LIABILITIES   Payable for:
                                           Investments purchased                                             10,830,189
                                           Investments purchased on a delayed delivery basis                598,994,240
                                           Fund shares repurchased                                            7,370,071
                                           Futures variation margin                                             268,938
                                           Distributions                                                      1,185,502
                                           Investment advisory fee                                              518,661
                                           Transfer agent fee                                                   627,909
                                           Pricing and bookkeeping fees                                          45,868
                                           Trustees' fees                                                           271
                                           Custody fee                                                           39,122
                                           Distribution and service fees                                        336,555
                                        Deferred Trustees' fees                                                  37,902
                                        Other liabilities                                                        33,070
                                                                                                          -------------
                                                                                    Total Liabilities       620,288,298

                                                                                           NET ASSETS     1,090,325,820
                                        -------------------------------------------------------------------------------
            COMPOSITION OF NET ASSETS   Paid-in capital                                                   1,175,534,975
                                        Overdistributed net investment income                               (16,523,485)
                                        Accumulated net realized loss                                      (115,600,014)
                                        Net unrealized appreciation/depreciation on:
                                           Investments                                                       48,306,170
                                           Futures contracts                                                 (1,391,826)
                                                                                                          -------------
                                                                                           NET ASSETS     1,090,325,820
                                        -------------------------------------------------------------------------------
                              CLASS A   Net assets                                                          934,373,471
                                        Shares outstanding                                                   85,986,203
                                        Net asset value per share                                                 10.87(a)
                                        Maximum offering price per share ($10.87/0.9525)                          11.41(b)
                                        -------------------------------------------------------------------------------
                              CLASS B   Net assets                                                          117,071,375
                                        Shares outstanding                                                   10,772,813
                                        Net asset value and offering price per share                              10.87(a)
                                        -------------------------------------------------------------------------------
                              CLASS C   Net assets                                                           14,224,815
                                        Shares outstanding                                                    1,308,991
                                        Net asset value and offering price per share                              10.87(a)
                                        -------------------------------------------------------------------------------
                              CLASS Z   Net assets                                                           24,656,159
                                        Shares outstanding                                                    2,268,608
                                        Net asset value, offering and redemption price per share                  10.87

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

                                              See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2004
(UNAUDITED)                                   COLUMBIA FEDERAL SECURITIES FUND

                                                                                                                    ($)
                    INVESTMENT INCOME   Interest                                                             10,959,757
                                        Dollar roll fee income                                               10,975,548
                                                                                                             ----------
                                           Total Investment Income                                           21,935,305
                                        -------------------------------------------------------------------------------
                             EXPENSES   Investment advisory fee                                               3,323,476
                                        Distribution fee:
                                           Class B                                                              478,363
                                           Class C                                                               60,564
                                        Service fee:
                                           Class A                                                            1,197,204
                                           Class B                                                              159,454
                                           Class C                                                               20,197
                                        Transfer agent fee                                                    1,477,637
                                        Pricing and bookkeeping fees                                            284,966
                                        Trustees' fees                                                           26,938
                                        Custody fee                                                             107,316
                                        Other expenses                                                          192,137
                                                                                                             ----------
                                           Total Expenses                                                     7,328,252
                                        Fees waived by Distributor - Class C                                    (12,092)
                                        Custody earnings credit                                                  (1,272)
                                                                                                             ----------
                                           Net Expenses                                                       7,314,888
                                                                                                             ----------
                                        Net Investment Income                                                14,620,417
                                        -------------------------------------------------------------------------------
          NET REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS AND
                    FUTURES CONTRACTS   Net realized gain on:
                                           Investments                                                        9,613,720
                                           Futures contracts                                                     63,770
                                                                                                             ----------
                                              Net realized gain                                               9,677,490
                                        Net change in unrealized appreciation/depreciation on:
                                           Investments                                                       30,301,005
                                           Futures contracts                                                 (2,164,788)
                                                                                                             ----------
                                              Net change in unrealized appreciation/depreciation             28,136,217
                                                                                                             ----------
                                        Net Gain                                                             37,813,707
                                                                                                             ----------
                                        Net Increase in Net Assets from Operations                           52,434,124

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                COLUMBIA FEDERAL SECURITIES FUND

                                                                                                    (UNAUDITED)
                                                                                               SIX MONTHS ENDED        YEAR ENDED
                                                                                                   FEBRUARY 29,        AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                     2004 ($)          2003 ($)
-------------------------------------   -----------------------------------------------------------------------------------------
                           Operations   Net investment income                                        14,620,417        37,461,236
                                        Net realized gain on investments and futures contracts        9,677,490        13,195,755
                                        Net change in unrealized appreciation/depreciation
                                           on investments and futures contracts                      28,136,217       (36,814,021)
                                                                                                  -------------------------------
                                              Net Increase from Operations                           52,434,124        13,842,970
                                        -----------------------------------------------------------------------------------------
            DISTRIBUTIONS DECLARED TO
                         SHAREHOLDERS   From net investment income:
                                           Class A                                                  (18,831,712)      (40,113,120)
                                           Class B                                                   (2,027,056)       (5,356,370)
                                           Class C                                                     (268,904)         (715,311)
                                           Class Z                                                     (349,193)         (152,339)
                                                                                                  -------------------------------
                                              Total Distributions Declared to Shareholders          (21,476,865)      (46,337,140)
                                        -----------------------------------------------------------------------------------------
                   SHARE TRANSACTIONS   Class A:
                                           Subscriptions                                              8,336,162       143,838,402
                                           Proceeds received in connection with merger                       --       546,397,952
                                           Distributions reinvested                                  11,539,098        23,770,788
                                           Redemptions                                             (116,136,307)     (249,647,877)
                                                                                                  -------------------------------
                                              Net Increase (Decrease)                               (96,261,047)      464,359,265
                                        Class B:
                                           Subscriptions                                              2,978,100        59,274,927
                                           Proceeds received in connection with merger                       --        83,955,951
                                           Distributions reinvested                                   1,486,651         3,807,842
                                           Redemptions                                              (34,831,257)     (81,677,078)
                                                                                                  -------------------------------
                                              Net Increase (Decrease)                               (30,366,506)       65,361,642
                                        Class C:
                                           Subscriptions                                                737,211        22,936,399
                                           Proceeds received in connection with merger                       --        10,286,982
                                           Distributions reinvested                                     202,006           522,208
                                           Redemptions                                               (6,098,601)      (24,931,718)

                                              Net Increase (Decrease)                                (5,159,384)        8,813,871
                                        Class Z:
                                           Subscriptions                                             17,940,492        15,007,141
                                           Proceeds received in connection with merger                       --           536,933
                                           Distributions reinvested                                     346,489           147,589
                                           Redemptions                                               (3,983,150)      (6,194,332)
                                                                                                  -------------------------------
                                              Net Increase                                           14,303,831         9,497,331
                                        Net Increase (Decrease) from Share Transactions            (117,483,106)      548,032,109
                                                                                                  -------------------------------
                                              Total Increase (Decrease) in Net Assets               (86,525,847)      515,537,939
                                        -----------------------------------------------------------------------------------------
                           NET ASSETS   Beginning of period                                       1,176,851,667       661,313,728
                                        End of period (including overdistributed net
                                           investment income of ($16,523,485) and
                                           $(9,667,037), respectively)                            1,090,325,820     1,176,851,667

                                              See notes to financial statements.

                                                                                                    (UNAUDITED)
                                                                                               SIX MONTHS ENDED        YEAR ENDED
                                                                                                   FEBRUARY 29,        AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                     2004 ($)          2003 ($)
-------------------------------------   -----------------------------------------------------------------------------------------
                    CHANGES IN SHARES   Class A:
                                           Subscriptions                                                980,013        13,170,473
                                           Issued in connection with merger                                  --        50,174,284
                                           Issued for distributions reinvested                        1,071,453         2,183,231
                                           Redemptions                                              (10,838,214)      (22,908,897)
                                                                                                    -----------------------------
                                              Net Increase (Decrease)                                (8,786,748)       42,619,091
                                        Class B:
                                           Subscriptions                                                304,933         5,426,540
                                           Issued in connection with merger                                  --         7,709,454
                                           Issued for distributions reinvested                          138,052           349,581
                                           Redemptions                                               (3,249,262)       (7,510,022)
                                                                                                    -----------------------------
                                              Net Increase (Decrease)                                (2,806,277)        5,975,553
                                        Class C:
                                           Subscriptions                                                 72,180         2,101,958
                                           Issued in connection with merger                                  --           944,626
                                           Issued for distributions reinvested                           18,761            47,952
                                           Redemptions                                                 (568,944)       (2,289,986)
                                                                                                    -----------------------------
                                              Net Increase (Decrease)                                  (478,003)          804,550
                                        Class Z:
                                           Subscriptions                                              1,674,362         1,376,471
                                           Issued in connection with merger                                  --            49,305
                                           Issued for distributions reinvested                           32,140            13,639
                                           Redemptions                                                 (368,070)         (569,618)
                                                                                                    -----------------------------
                                              Net Increase                                            1,338,432           869,797

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2004 (UNAUDITED)                   COLUMBIA FEDERAL SECURITIES FUND

NOTE 1. ORGANIZATION

Columbia Federal Securities Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of current income and total return as is consistent with prudent risk.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Federal Securities Fund to Columbia Federal Securities Fund. Also on that date, the Trust changed its name from Liberty Funds Trust III to Columbia Funds Trust III.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high-grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended August 31, 2003 was as follows:

                                                 YEAR ENDED
                                              AUGUST 31, 2003
-------------------------------------------------------------
Distributions paid from ordinary income      $     46,337,140

Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                     $   35,704,983
   Unrealized depreciation                         (6,800,284)
                                               --------------
     Net unrealized appreciation               $   28,904,699

The following capital loss carryforwards, determined as of August 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION    CAPITAL LOSS CARRYFORWARD
           2004                  $  39,129,189
           2006                        287,185
           2007                     11,858,635
           2008                     39,647,571
           2009                     29,849,094
                                 -------------
                                 $ 120,771,674

Of the capital loss carryforwards attributable to the Fund, $46,735,639 ($18,973,274 expiring 08/31/04, $287,185 expiring 08/31/06, $11,858,635 expiring
08/31/07 and $15,616,545 expiring 08/31/08) was obtained upon the Liberty Intermediate Government Fund's merger with the Fund (See Note 8).

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see note 9. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

     AVERAGE DAILY NET ASSETS       FEE RATE
     First $1 billion                0.60%
     Next $1 billion                 0.55%
     Next $1 billion                 0.50%
     Over $3 billion                 0.40%

For the six months ended February 29, 2004, the Fund's annualized effective investment advisory fee rate was 0.59%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended February 29, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.051%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the six months ended February 29, 2004, the Fund's annualized effective transfer agent fee rate, exclusive of out-of-pocket fees, was 0.19%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts of $11,906 on sales of the Fund's Class A shares and received CDSC fees of $3,971, $266,240 and $6,500 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, and mortgage dollar roll transactions were $1,920,935,602 and $2,372,294,253, respectively of which $1,902,456,382 and $2,372,294,253, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended February 29, 2004, the Fund did not borrow under these arrangements.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on November 1, 2002, the Fund acquired all the net assets of Liberty Intermediate Government Fund pursuant to a plan of reorganization approved by Fund's shareholders on October 18, 2002. All assets of Liberty Intermediate Government Fund were transferred to the Fund in a tax-free exchange and shareholders of Liberty Intermediate Government Fund received shares of the Fund in exchange for their shares as follows:

                                                       UNREALIZED
     SHARES ISSUED         NET ASSETS RECEIVED       APPRECIATION(1)
      58,877,669             $  641,177,818          $  33,972,299

                               NET ASSETS OF
     NET ASSETS OF         LIBERTY INTERMEDIATE       NET ASSETS OF
     THE FUND PRIOR        GOVERNMENT FUND PRIOR     THE FUND AFTER
     TO COMBINATION           TO COMBINATION          COMBINATION
     $  681,842,080           $   641,177,818        $ 1,323,019,898

(1) Unrealized appreciation on investments is included in the Net Assets Received amount shown above.

NOTE 9. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

FINANCIAL HIGHLIGHTS

                                                COLUMBIA FEDERAL SECURITIES FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                      SIX MONTHS ENDED
                                        FEBRUARY 29,                         YEAR ENDED AUGUST 31,
CLASS A SHARES                             2004              2003           2002              2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $      10.60      $      10.88   $      10.61       $    10.02     $    10.14    $     11.08
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.14(a)           0.41           0.51(a)(b)       0.60(a)        0.74(c)        0.70
Net realized and unrealized
gain (loss) on investments and
futures contracts                             0.34             (0.24)          0.32(b)          0.58          (0.14)         (0.97)
                                      ------------      ------------   ------------       ----------     ----------    -----------
Total from Investment Operations              0.48              0.17           0.83             1.18           0.60          (0.27)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.21)            (0.45)         (0.56)           (0.59)         (0.68)         (0.67)
In excess of net investment income              --                --             --               --          (0.03)            --
Return of capital                               --                --             --               --          (0.01)            --
                                      ------------      ------------   ------------       ----------     ----------    -----------
Total Distributions Declared
to Shareholders                              (0.21)            (0.45)         (0.56)           (0.59)         (0.72)         (0.67)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $      10.87      $      10.60   $      10.88       $    10.61     $    10.02    $     10.14
Total return (d)                              4.56%(e)          1.52           8.05%           12.12%          6.23%         (2.56)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (f)                                  1.22%(g)          1.25          1.21%            1.15%           1.17%          1.15%
Net investment income (f)                     2.71%(g)          3.30           4.77%(b)         5.82           6.87%          6.58%
Portfolio turnover rate                        150%(e)            61%            94%             229%            96%            42%
Net assets, end of period (000's)     $    934,373      $  1,004,181   $    567,270       $  577,809     $  582,535    $   681,542
----------------------------------------------------------------------------------------------------------------------------------

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.95% to 4.77%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

                                        (UNAUDITED)
                                      SIX MONTHS ENDED
                                        FEBRUARY 29,                         YEAR ENDED AUGUST 31,
CLASS B SHARES                             2004              2003           2002              2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $      10.60      $      10.88   $      10.61       $    10.02     $    10.14    $     11.08
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.10(a)           0.31           0.43(a)(b)       0.52(a)        0.67(c)        0.62
Net realized and unrealized
gain (loss) on investments and
futures contracts                             0.34             (0.22)          0.32(b)          0.59          (0.14)         (0.97)
                                      ------------      ------------   ------------       ----------     ----------    -----------
Total from Investment Operations              0.44              0.09           0.75             1.11           0.53          (0.35)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.17)            (0.37)         (0.48)           (0.52)         (0.61)         (0.59)
In excess of net investment income              --                --             --               --          (0.03)            --
Return of capital                               --                --             --               --          (0.01)            --
                                      ------------      ------------   ------------       ----------     ----------    -----------
Total Distributions Declared
to Shareholders                              (0.17)            (0.37)         (0.48)           (0.52)         (0.65)         (0.59)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $      10.87      $      10.60   $      10.88       $    10.61     $    10.02    $     10.14
Total return (d)                              4.18%(e)          0.76%          7.25%           11.32%          5.44%         (3.30)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (f)                                  1.97%(g)          2.00%          1.96%            1.90%          1.92%          1.90%
Net investment income (f)                     1.95%(g)          2.56%          4.02%(b)         5.07%          6.12%          5.83%
Portfolio turnover rate                        150%(e)            61%            94%             229%            96%            42%
Net assets, end of period (000's)     $    117,071      $    143,880   $     82,701       $   55,365     $   53,765    $    72,306
----------------------------------------------------------------------------------------------------------------------------------

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.20% to 4.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

                                        (UNAUDITED)
                                      SIX MONTHS ENDED
                                        FEBRUARY 29,                         YEAR ENDED AUGUST 31,
CLASS C SHARES                             2004              2003           2002              2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $      10.60      $      10.88   $      10.61       $    10.02     $    10.14    $     11.08
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.11(a)           0.32           0.44(a)(b)       0.54(a)        0.68(c)        0.64
Net realized and unrealized
gain (loss) on investments and
futures contracts                             0.34             (0.22)          0.32(b)          0.58          (0.14)         (0.97)
                                      ------------      ------------   ------------       ----------     ----------    -----------
Total from Investment Operations              0.45              0.10           0.76             1.12           0.54          (0.33)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.18)            (0.38)         (0.49)           (0.53)         (0.62)         (0.61)
In excess of net investment income              --                --             --               --          (0.03)            --
Return of capital                               --                --             --               --          (0.01)            --
                                      ------------      ------------   ------------       ----------     ----------    -----------
Total Distributions Declared
to Shareholders                              (0.18)            (0.38)         (0.49)           (0.53)         (0.66)         (0.61)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $      10.87      $      10.60   $      10.88       $    10.61     $    10.02    $     10.14
Total return (d)(e)                           4.25%(f)          0.91%          7.41%           11.47%          5.60%         (3.15)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                  1.82%(h)          1.85%          1.81%            1.75%          1.77%          1.79%
Net investment income (g)                     2.10%(h)          2.76%          4.17%(b)         5.22%          6.27%          5.98%
Waiver/reimbursement                          0.15%(h)          0.15%          0.15%            0.15%          0.15%          0.15%
Portfolio turnover rate                        150%(f)            61%            94%             229%            96%            42%
Net assets, end of period (000's)     $     14,225      $     18,934   $     10,686       $    6,347     $    3,519    $     4,986
----------------------------------------------------------------------------------------------------------------------------------

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.35% to 4.17%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                                        (UNAUDITED)                                                                      PERIOD
                                      SIX MONTHS ENDED                                                                    ENDED
                                        FEBRUARY 29,                          YEAR ENDED AUGUST 31,                     AUGUST 31,
CLASS Z SHARES                             2004              2003           2002              2001           2000        1999(a)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $      10.60      $      10.88   $      10.61       $    10.02     $    10.14    $  11.01
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.16(b)           0.40           0.54(b)(c)       0.63(b)        0.77(d)     0.48
Net realized and unrealized
gain (loss) on investments and
futures contracts                             0.33             (0.20)          0.31(c)          0.58          (0.14)      (0.89)
                                     -------------      ------------   ------------       ----------     ----------    --------
Total from Investment Operations              0.49              0.20           0.85             1.21           0.63       (0.41)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.22)            (0.48)         (0.58)           (0.62)         (0.71)      (0.46)
In excess of net investment income              --                --             --               --          (0.03)         --
Return of capital                               --                --             --               --          (0.01)         --
                                     -------------      ------------   ------------       ----------     ----------    --------
Total Distributions Declared
to Shareholders                              (0.22)            (0.48)         (0.58)           (0.62)         (0.75)      (0.46)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $      10.87      $      10.60   $      10.88       $    10.61     $    10.02    $  10.14
Total return (e)                              4.69%(f)          1.77           8.32%           12.39%          6.50%      (3.77)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                  0.97%(h)          1.00           0.96%            0.90%          0.92%       0.91%(h)
Net investment income (g)                     2.96%(h)          3.47           5.02%(c)         6.07           7.12%       7.19%(h)
Portfolio turnover rate                        150%(f)            61%            94%             229%            96%         42%
Net assets, end of period (000's)     $     24,656      $      9,857   $        657       $       13     $        1    $      1
-------------------------------------------------------------------------------------------------------------------------------

(a) Class Z shares were initially offered on January 11, 1999. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.20% to 5.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                COLUMBIA FEDERAL SECURITIES FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                COLUMBIA FEDERAL SECURITIES FUND

LARGE GROWTH
Columbia Common Stock
Columbia Growth
Columbia Growth Stock
Columbia Large Cap Growth
Columbia Tax-Managed Growth
Columbia Tax-Managed Growth II
Columbia Young Investor

LARGE VALUE
Columbia Disciplined Value
Columbia Growth & Income
Columbia Large Cap Core
Columbia Tax-Managed Value

MIDCAP GROWTH
Columbia Acorn Select
Columbia Mid Cap Growth
Columbia Tax-Managed Aggressive Growth

MIDCAP VALUE
Columbia Dividend Income
Columbia Mid Cap
Columbia Strategic Investor

SMALL GROWTH
Columbia Acorn
Columbia Acorn USA
Columbia Small Company Equity

SMALL VALUE
Columbia Small Cap
Columbia Small-Cap Value

BALANCED
Columbia Asset Allocation
Columbia Balanced
Columbia Liberty Fund

SPECIALTY
Columbia Real Estate Equity
Columbia Technology
Columbia Utilities

TAXABLE FIXED-INCOME
Columbia Contrarian Income
Columbia Corporate Bond
Columbia Federal Securities
Columbia Fixed Income Securities
Columbia High Yield Columbia High Yield Opportunities
Columbia Income
Columbia Intermediate Bond
Columbia Intermediate Government Income
Columbia Quality Plus Bond
Columbia Short Term Bond
Columbia Strategic Income

FLOATING RATE
Columbia Floating Rate
Columbia Floating Rate Advantage

TAX EXEMPT
Columbia High Yield Municipal
Columbia Intermediate Tax-Exempt Bond
Columbia Managed Municipals
Columbia National Municipal Bond
Columbia Tax-Exempt
Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT
Columbia California Tax-Exempt
Columbia Connecticut Intermediate Municipal Bond
Columbia Connecticut Tax-Exempt
Columbia Florida Intermediate Municipal Bond
Columbia Massachusetts Intermediate Municipal Bond
Columbia Massachusetts Tax-Exempt
Columbia New Jersey Intermediate Municipal Bond
Columbia New York Intermediate Municipal Bond
Columbia New York Tax-Exempt
Columbia Oregon Municipal Bond
Columbia Pennsylvania Intermediate Municipal Bond
Columbia Rhode Island Intermediate Municipal Bond

MONEY MARKET
Columbia Money Market
Columbia Municipal Money Market

INTERNATIONAL/GLOBAL
Columbia Acorn International
Columbia Acorn International Select
Columbia Europe
Columbia Global Equity
Columbia International Stock
Columbia Newport Asia Pacific
Columbia Newport Greater China
Columbia Newport Tiger

INDEX FUNDS
Columbia Large Company Index
Columbia Small Company Index
Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

                       This page intentionally left blank.

[GRAPHIC]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA FEDERAL SECURITIES FUND SEMIANNUAL REPORT,                  PRSRT STD
FEBRUARY 29, 2004                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                760-03/321R-0204 (04/04) 04/0786

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

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ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR:
Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Funds Trust III
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By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
    ------------------------------------------------------------------------